UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported):

June 15, 2006

THE BANK OF NEW YORK COMPANY, INC.

(exact name of registrant as specified in its charter)

NEW YORK	001-06152	13-2614959
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

One Wall Street, New York, NY	10286
(Address of principal executive offices)	(Zip code)

212-495-1784

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Nine exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File Nos. 333-134738 and 333-134738-01 through 333-134738-05) filed by The Bank of New York Company, Inc. (the “Company”) and its affiliates with the Securities and Exchange Commission relating to the Company’s Senior Subordinated Medium-Term Notes Series H and Series I and the Company’s Senior Medium-Term Notes Series G and Series H (collectively, the “Notes”), issuable under an Indenture, dated as of October 1, 1993 between the Company and J.P. Morgan Trust Company, National Association, as successor Trustee (the “Senior Subordinated Indenture”), and an Indenture, dated as of July 18, 1991 between the Company and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as Trustee (the “Senior Indenture” and, together with the Senior Subordinated Indenture, the “Indentures”), respectively.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

1	Distribution Agreement, dated June 15, 2006 between the Company and Banc of America Securities LLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, UBS Securities LLC, BNY Capital Markets, Inc., Barclays Capital Inc., Bear, Stearns & Co. Inc., Deutsche Bank Securities Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, as Agents.

4.1	Form of Global Medium-Term Fixed Rate Note.

4.2	Form of Global Medium-Term Floating Rate Note.

4.3	Officers’ Certificate pursuant to Sections 201 and 301 of the Senior Subordinated Indenture relating to the Senior Subordinated Medium-Term Notes Series H.

4.4	Officers’ Certificate pursuant to Sections 201 and 301 of the Senior Indenture relating to the Senior Medium-Term Notes Series G.

4.5	Officers’ Certificate pursuant to Sections 201 and 301 of the Senior Subordinated Indenture relating to the Senior Subordinated Medium-Term Notes Series I.

4.6	Officers’ Certificate pursuant to Sections 201 and 301 of the Senior Indenture relating to the Senior Medium-Term Notes Series H.

5	Opinion of Maria J. Petti, Esq.

23	Consent of Maria J. Petti, Esq. (included in Exhibit 5)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2006

The Bank of New York Company, Inc.

By:	/s/ Bruce Van Saun
Name:	Bruce Van Saun
Title:	Vice Chairman and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1	Distribution Agreement, dated June 15, 2006 between the Company and Banc of America Securities LLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, UBS Securities LLC, BNY Capital Markets, Inc., Barclays Capital Inc., Bear, Stearns & Co. Inc., Deutsche Bank Securities Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, as Agents.

4.1	Form of Global Medium-Term Fixed Rate Note.

4.2	Form of Global Medium-Term Floating Rate Note.

4.3	Officers’ Certificate pursuant to Sections 201 and 301 of the Senior Subordinated Indenture relating to the Senior Subordinated Medium-Term Notes Series H.

4.4	Officers’ Certificate pursuant to Sections 201 and 301 of the Senior Indenture relating to the Senior Medium-Term Notes Series G.

4.5	Officers’ Certificate pursuant to Sections 201 and 301 of the Senior Subordinated Indenture relating to the Senior Subordinated Medium-Term Notes Series I.

4.6	Officers’ Certificate pursuant to Sections 201 and 301 of the Senior Indenture relating to the Senior Medium-Term Notes Series H.

5	Opinion of Maria J. Petti, Esq.

23	Consent of Maria J. Petti, Esq. (included in Exhibit 5)